SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 24, 2003

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2003-1)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-90230	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briar Park, Suite 400, Houston, Texas (Address of Principal Executive Offices)	77042 (Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2003-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statements on Form S-3 (Registration File No. 333-90230) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $286,339,321 in aggregate principal amount of Class A-1, Class A-IO, Class M1, Class M2 and Class B1 of its Mortgage Loan Asset Backed Certificates, Series 2003-1 on April 25, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated April 17, 2003, as supplemented by the Prospectus Supplement, dated April 17, 2003 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as April 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank Minnesota, N.A., as trustee.  The "Certificates" consist of the following classes: Class A-1, Class A-IO, Class M1, Class M2, Class B1, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of certain first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $286,339,321 as of April 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement, dated April 17, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, and Lehman Brothers Inc. and Countrywide Securities, as Underwriters.

4.1

Pooling and Servicing Agreement, dated as of April 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer,  The Murrayhill Company, as credit risk manager and Wells Fargo Bank Minnesota, N.A., as trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION

By:  /s/ Stuart D. Marvin

Name: Stuart D. Marvin
Title:   Executive Vice President

Dated:  May 9, 2003

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated April 17, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, and Lehman Brothers Inc. and Countrywide Securities, as Underwriters.

4.1

Pooling and Servicing Agreement, dated as of April 1, 2003, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank Minnesota, N.A., as trustee.